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                                                                  EXHIBIT 10.4c

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO INTERCONNECTION AGREEMENT CONSTITUTING EXHIBIT 10.4b HERETO

1. Interconnection Agreement by and among The Keystone Station Owners and Pennsylvania Electric Company d/b/a GPU Energy dated as of November 19, 1999 for the Keystone Generating Station